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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported): September 18, 2001

                               MICROGRAFX, INC.
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            (Exact name of registrant as specified in its charter)


             Texas                       0-18708                75-1952080
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(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)         Identification No.)


            8144 Walnut Hill Lane, Suite 1050, Dallas, Texas 75231
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  (Address of principal executive offices of Registrant, including zip code)


                                (469) 232-1000
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events.

     Micrografx, Inc. ("Micrografx") is hereby filing certain material contracts and other matters described as follows:

          (i) Statement of Resolution Establishing the Series A Convertible Preferred Stock of Micrografx, Inc. filed with the Secretary of State of the State of Texas on August 27, 2001. This document, among other things, provides that each share of the Series A Convertible Preferred Stock will be converted into
                1.5 shares of Micrografx common stock immediately prior to the consummation of Micrografx's proposed merger with Corel Corporation ("Corel").

          (ii) Form of Exchange Agreement dated as of July 13, 2001, by and between Micrografx and each holder of a Micrografx Convertible Promissory Note. This agreement, among other things, provides that each holder of these notes shall receive shares of Micrografx's common stock and, in certain cases, a warrant to purchase shares of Micrografx common stock, in full satisfaction and payment of all outstanding principal and accrued interest on the notes.

          (iii) Certain amendments to the Subordinated Convertible Debenture between Micrografx, Inc. and Intergraph Corporation dated August 16, 1999. These amendments to the debenture provide that if the proposed merger with Corel closes on or before October 31, 2001, Micrografx will pay Intergraph $3.79 million, plus accrued interest, in complete satisfaction of Micrografx's obligations under the debenture.

          (iv) Term Loan Agreement dated as of August 28, 2001 between Micrografx, Image2Web, Inc. and Corel (including form of Security Agreement). This agreement, among other things, provides the terms and conditions of the $2.5 million bridge loan from Corel to Micrografx.

          (v) Call Option and ROFR Agreement dated as of August 28, 2001 between Micrografx and Corel. This agreement, among other things, grants Corel an option to purchase 80% of the outstanding shares of Image2Web, Inc. and a right of first refusal on the remaining 20% of the outstanding Image2Web stock.

Item 7.   Financial Statements and Exhibits.

          (c)       Exhibits

          Exhibit No.    Description
          -----------    -----------

              3.1        Statement of Resolution Establishing the Series A
                         Convertible

                                      -2-
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                         Preferred Stock of Micrografx, Inc. filed with the
                         Secretary of State of the State of Texas on August 27, 2001.

             10.1 Form of Exchange Agreement dated as of July 13, 2001, by and between Micrografx, Inc. and certain Convertible Promissory Note Holders.

             10.2 Certain amendments to the Subordinated Convertible Debenture between Micrografx, Inc. and Intergraph Corporation dated August 16, 1999.

             10.3 Term Loan Agreement dated as of August 28, 2001 between Micrografx, Inc., Image2Web, Inc. and Corel Corporation (including form of Security Agreement).

             10.4 Call Option and ROFR Agreement dated as of August 28, 2001 between Micrografx, Inc. and Corel Corporation.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MICROGRAFX, INC.
                                                 (Registrant)



Dated: September 18, 2001                      By: /s/ Greg DeWitt
                                                   -----------------------------
                                                   Greg DeWitt, Chief Financial
                                                   Officer and Treasurer

          Exhibit Index
          -------------

              3.1 Statement of Resolution Establishing the Series A Convertible Preferred Stock of Micrografx, Inc. filed with the Secretary of State of the State of Texas on August 27, 2001.

             10.1 Form of Exchange Agreement dated as of July 13, 2001, by and between Micrografx, Inc. and certain Convertible Promissory Note Holders.

             10.2 Certain amendments to the Subordinated Convertible Debenture between Micrografx, Inc. and Intergraph Corporation dated August 16, 1999.

             10.3 Term Loan Agreement dated as of August 28, 2001 between Micrografx, Inc., Image2Web, Inc. and Corel Corporation (including form of Security Agreement).

             10.4 Call Option and ROFR Agreement dated as of August 28, 2001 between Micrografx, Inc. and Corel Corporation.

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